First Midwest Bancorp, Inc.	Exhibit 99.2

Selected Financial Information
(Amounts in thousands, except per share data)

	2010					2009					2008	2007
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	Dec. 31/YTD
Period-End Balance Sheet
Total assets	$8,146,973	$8,146,973	$8,376,494	$7,805,089	$7,592,907	$7,710,672	$7,710,672	$7,678,434	$7,767,312	$8,252,576	$8,528,341	$8,091,518
Securities HTM - amortized cost	81,320	81,320	85,687	87,843	90,449	84,182	84,182	83,860	86,245	81,566	84,306	97,671
Securities AFS - fair market value	1,057,802	1,057,802	1,058,609	1,090,109	1,152,039	1,266,760	1,266,760	1,349,669	1,450,082	1,901,919	2,216,186	2,080,046
FHLB and FRB stock	61,338	61,338	62,038	59,864	59,428	56,428	56,428	54,768	54,768	54,768	54,767	54,767
Loans:
Commercial and industrial	1,465,903	1,465,903	1,472,439	1,494,119	1,454,714	1,438,063	1,438,063	1,484,601	1,457,413	1,508,175	1,490,101	1,347,481
Agricultural	227,756	227,756	212,800	199,597	200,527	209,945	209,945	200,955	210,675	219,178	216,814	235,498
Real estate - office, retail, and industrial	1,203,613	1,203,613	1,215,649	1,220,191	1,239,583	1,212,965	1,212,965	1,151,276	1,117,748	1,086,987	1,025,241	824,078
Real estate - residential construction	174,690	174,690	226,126	241,094	276,322	313,919	313,919	400,502	458,913	466,195	509,059	505,194
Real estate - commercial construction	76,089	76,089	98,562	107,572	138,994	134,680	134,680	196,198	204,042	232,675	258,253	244,904
Real estate - commercial land	88,383	88,383	94,479	94,469	94,668	96,838	96,838	105,264	121,383	107,540	98,322	143,289
Real estate - multifamily	349,862	349,862	350,458	369,281	348,178	333,961	333,961	342,807	305,976	311,865	286,963	217,266
Real estate - other commercial	856,357	856,357	837,877	831,723	790,502	798,983	798,983	753,429	759,132	725,311	729,329	661,480
Real estate - 1-4 family	160,890	160,890	150,110	145,457	139,840	139,983	139,983	138,862	171,186	185,486	198,197	220,741
Consumer	497,017	497,017	506,166	504,844	512,546	523,909	523,909	532,174	534,303	543,716	547,784	563,741

Total loans	5,100,560	5,100,560	5,164,666	5,208,347	5,195,874	5,203,246	5,203,246	5,306,068	5,340,771	5,387,128	5,360,063	4,963,672
Other Assets:
Covered assets	493,319	493,319	519,305	251,572	207,609	223,245	223,245	—	—	—	—	—
Bank owned life insurance	197,644	197,644	198,666	198,399	198,201	197,962	197,962	197,681	197,564	199,070	198,533	203,535
Goodwill and other intangibles	291,383	291,383	292,523	281,255	280,477	281,479	281,479	281,614	282,592	283,570	284,548	288,235
Deposits:
Demand deposits	1,329,505	1,329,505	1,284,940	1,188,356	1,129,777	1,133,756	1,133,756	1,069,870	1,058,553	1,046,660	1,040,763	1,064,684
Interest bearing deposits	5,181,971	5,181,971	5,392,319	4,935,209	4,734,327	4,751,523	4,751,523	4,679,283	4,708,103	4,461,722	4,544,991	4,714,177

Total deposits	6,511,476	6,511,476	6,677,259	6,123,565	5,864,104	5,885,279	5,885,279	5,749,153	5,766,656	5,508,382	5,585,754	5,778,861
Fed funds purchased and repurchase agreements	166,474	166,474	185,577	191,036	239,355	238,390	238,390	265,917	566,794	685,016	737,598	665,164
Other borrowed funds	137,500	137,500	137,500	137,434	147,808	452,786	452,786	450,382	225,382	850,736	960,736	599,064
Subordinated debt	137,744	137,744	137,741	137,739	137,737	137,735	137,735	157,717	232,342	232,375	232,409	230,082
Stockholders’ equity	1,112,045	1,112,045	1,160,059	1,155,512	1,143,768	941,521	941,521	983,579	892,053	903,612	908,279	723,975
Stockholders’ equity, excluding OCI	1,139,784	1,139,784	1,169,262	1,168,315	1,162,646	960,187	960,187	999,796	941,535	941,082	926,321	735,702
Stockholders’ equity, common	919,045	919,045	967,059	962,512	950,768	748,521	748,521	790,579	699,053	710,612	715,949	723,975
Stockholders’ equity, common excluding OCI	946,784	946,784	976,262	975,315	969,646	767,187	767,187	806,796	748,535	748,082	733,991	735,702
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	192,330	—
Trust assets under management	4,467,917	4,467,917	4,272,051	3,982,469	3,994,772	3,801,609	3,801,609	3,879,305	3,635,103	3,374,292	3,527,028	3,666,047
Average Balance Sheet
Total assets	$8,024,654	$8,314,634	$8,203,617	$7,905,364	$7,665,781	$8,064,109	$7,764,163	$7,877,055	$8,195,690	$8,428,879	$8,225,440	$8,091,333
Securities - HTM taxable	11,079	8,944	12,540	14,736	8,072	8,520	11,625	7,396	7,454	7,571	7,670	9,450
Securities - HTM tax-exempt	75,787	74,377	73,520	77,490	77,821	77,464	77,834	77,470	79,129	75,398	84,718	88,099
Securities - AFS taxable	527,129	529,036	511,042	494,373	574,746	890,848	652,354	711,552	990,358	1,217,308	1,171,264	1,268,389
Securities - AFS tax-exempt	593,041	526,770	581,692	626,856	638,193	770,380	660,076	721,872	810,485	892,169	936,933	906,905
FHLB and FRB stock	60,249	61,703	60,998	59,758	58,495	55,081	56,013	54,768	54,768	54,768	54,767	54,774
Total loans	5,191,154	5,155,416	5,207,419	5,204,566	5,197,499	5,348,979	5,304,690	5,346,769	5,366,393	5,378,905	5,149,879	4,943,479
Covered loans	323,595	480,612	367,727	233,907	208,663	28,049	111,281	—	—	—	—	—
Other earning assets	382,023	609,391	464,793	314,480	55,275	102,801	52,324	210,667	129,716	16,921	35,310	30,507

Total earning assets	7,164,057	7,446,249	7,279,731	7,026,166	6,818,764	7,282,122	6,926,197	7,130,494	7,438,303	7,643,040	7,440,541	7,301,603
Deposits:
Demand deposits	1,224,629	1,348,188	1,242,257	1,181,097	1,124,320	1,061,208	1,115,096	1,056,188	1,044,033	1,028,617	1,043,972	1,055,251
Savings deposits	815,371	864,334	832,672	803,353	759,786	751,386	744,876	749,995	762,375	748,350	792,524	754,009
NOW accounts	1,082,774	1,075,642	1,173,347	1,157,246	922,179	984,529	953,772	1,062,708	1,026,432	893,687	935,429	900,956
Money market deposits	1,199,362	1,302,325	1,226,314	1,155,889	1,110,519	937,766	1,079,943	995,132	903,728	768,202	787,218	859,864

Core transactional deposits	4,322,136	4,590,489	4,474,590	4,297,585	3,916,804	3,734,889	3,893,687	3,864,023	3,736,568	3,438,856	3,559,143	3,570,080
Time deposits > $100,000	645,121	644,062	641,302	645,624	649,600	703,487	677,171	697,421	741,356	698,301	802,500	827,907
Time deposits < $100,000	1,346,516	1,425,327	1,381,419	1,270,492	1,307,145	1,297,720	1,331,556	1,241,024	1,247,992	1,371,370	1,369,879	1,491,995

Total time deposits	1,991,637	2,069,389	2,022,721	1,916,116	1,956,745	2,001,207	2,008,727	1,938,445	1,989,348	2,069,671	2,172,379	2,319,902

Total deposits	6,313,773	6,659,878	6,497,311	6,213,701	5,873,549	5,736,096	5,902,414	5,802,468	5,725,916	5,508,527	5,731,522	5,889,982
FFP, repos, other borrowed funds	359,174	281,050	337,905	342,808	477,323	1,118,792	661,976	870,397	1,261,949	1,694,928	1,438,908	1,131,700
Subordinated debt	137,739	137,743	137,740	137,738	137,736	208,621	143,816	226,693	232,358	232,391	231,961	227,756

Total funding sources	6,810,686	7,078,671	6,972,956	6,694,247	6,488,608	7,063,509	6,708,206	6,899,558	7,220,223	7,435,846	7,402,391	7,249,438
Stockholders’ equity	1,148,219	1,156,263	1,163,661	1,152,394	1,119,866	927,673	983,595	905,347	907,421	913,809	764,731	750,111
Stockholders’ equity, common	955,219	963,263	970,661	959,394	926,866	734,673	790,595	712,347	714,421	720,809	750,497	750,111
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	193,000	14,234	—

First Midwest Bancorp, Inc.

Selected Financial Information
(Amounts in thousands, except per share data)

	2010					2009					2008	2007
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	Dec. 31/YTD
Income Statement
Interest income	$328,867	$82,476	$82,338	$82,274	$81,779	$341,751	$82,370	$82,762	$85,139	$91,480	$409,207	$476,961
Interest expense	49,518	10,897	12,125	12,655	13,841	90,219	16,429	21,781	24,748	27,261	162,610	236,832

Net interest income	279,349	71,579	70,213	69,619	67,938	251,532	65,941	60,981	60,391	64,219	246,597	240,129
Provision for credit losses	147,349	73,897	33,576	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254	7,233
Service charges on deposit accounts	35,884	9,202	9,249	9,052	8,381	38,754	9,977	10,046	9,687	9,044	44,987	45,015
Trust and investment advisory fees	15,063	4,040	3,728	3,702	3,593	14,059	3,704	3,555	3,471	3,329	15,130	15,701
Other service charges, commissions, and fees	18,238	4,506	4,932	4,628	4,172	16,529	4,280	4,222	4,021	4,006	18,846	22,183
Card-based fees	17,577	4,640	4,547	4,497	3,893	15,826	4,000	4,023	4,048	3,755	16,143	15,925

Subotal, total fee-based revenue	86,762	22,388	22,456	21,879	20,039	85,168	21,961	21,846	21,227	20,134	95,106	98,824
Bank owned life insurance income	1,560	696	267	349	248	2,263	281	282	1,159	541	(2,369)	8,033
Security gains (losses), net	12,216	1,662	6,376	1,121	3,057	2,110	(5,772)	(6,975)	6,635	8,222	(35,611)	(50,801)
Gains on FDIC-assisted transactions	4,303	—	—	4,303	—	13,071	13,071	—	—	—	—	—
Gains on early extinguishment of debt	—	—	—	—	—	15,258	1,267	13,991	—	—	—	—
Other income	3,710	1,421	1,654	(342)	977	5,132	939	1,946	2,373	(126)	(3,119)	4,197

Total noninterest income	108,551	26,167	30,753	27,310	24,321	123,002	31,747	31,090	31,394	28,771	54,007	60,253
Salaries and employee benefits	114,378	31,028	29,926	26,540	26,884	106,548	27,592	27,416	28,229	23,311	99,910	111,598
Occupancy and equipment expense	32,218	7,916	8,326	7,808	8,168	31,724	7,661	7,837	7,389	8,837	33,334	32,594
FDIC insurance	10,880	2,967	2,835	2,546	2,532	13,673	2,720	2,558	6,034	2,361	1,065	747
Losses realized on OREO	40,480	15,412	8,265	8,924	7,879	18,554	14,051	1,801	2,387	315	1,566	185
Other real estate expense, net	9,554	2,408	1,312	2,926	2,908	4,905	1,642	1,660	914	689	1,843	787
Other intangibles amortization	4,278	1,139	1,107	1,029	1,003	3,929	994	979	978	978	4,378	4,423
Acquisition and restructure charges	—	—	—	—	—	—	—	—	—	—	—	36
Other expenses	66,991	16,204	17,006	17,682	16,099	55,455	15,861	14,389	13,302	11,903	52,209	48,767

Total noninterest expense	278,779	77,074	68,777	67,455	65,473	234,788	70,521	56,640	59,233	48,394	194,305	199,137
Pre-tax earnings	(38,228)	(53,225)	(1,387)	7,948	8,436	(75,926)	(65,833)	(2,569)	(3,710)	(3,814)	36,045	94,012
Income taxes	(28,544)	(25,066)	(3,972)	139	355	(50,176)	(28,342)	(5,920)	(6,373)	(9,541)	(13,291)	13,853

Net income	$(9,684)	$(28,159)	$2,585	$7,809	$8,081	$(25,750)	$(37,491)	$3,351	$2,663	$5,727	$49,336	$80,159

Net income applicable to common shares	$(19,717)	$(30,327)	$11	$5,171	$5,428	$(35,551)	$(39,542)	$773	$63	$3,155	$48,482	$80,094
Basic earnings per common share	$(0.27)	$(0.41)	$0.00	$0.07	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$1.62
Diluted earnings per common share	$(0.27)	$(0.41)	$0.00	$0.07	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$1.62
Weighted average shares outstanding	72,422	73,085	73,072	73,028	70,469	50,034	54,152	48,942	48,501	48,493	48,462	49,295
Weighted average diluted shares outstanding	72,422	73,085	73,072	73,028	70,469	50,034	54,152	48,942	48,501	48,493	48,515	49,586
Tax equivalent adjustment (1)	$16,312	$3,742	$4,053	$4,265	$4,252	$19,658	$4,448	$4,691	$5,091	$5,428	$22,225	$20,906
Net interest income (FTE) (1)	$295,661	$75,321	$74,266	$73,884	$72,190	$271,190	$70,389	$65,672	$65,482	$69,647	$268,822	$261,035
Common stock and related per common share data:
Book value	$12.40	$12.40	$13.06	$13.00	$12.84	$13.66	$13.66	$14.43	$14.22	$14.61	$14.72	$14.94
Tangible book value	8.47	8.47	9.11	9.20	9.05	8.52	8.52	9.29	8.47	8.78	8.87	8.99
Dividends declared per share	0.040	0.010	0.010	0.010	0.010	0.040	0.010	0.010	0.010	0.010	1.155	1.195
Market price - period high	17.95	13.13	13.43	17.95	14.43	20.25	11.50	11.64	12.00	20.25	40.09	39.31
Market price - period low	9.26	9.26	10.72	12.10	10.37	5.94	9.09	6.19	5.94	5.96	13.56	29.67
Closing price at period end	$11.52	$11.52	$11.53	$12.16	$13.55	$10.89	$10.89	$11.27	$7.31	$8.59	$19.97	$30.60
Closing price to book value	0.9	0.9	0.9	0.9	1.1	0.8	0.8	0.8	0.5	0.6	1.4	2.0
Period end shares outstanding	74,096	74,096	74,057	74,049	74,046	54,793	54,793	54,800	49,161	48,628	48,630	48,453
Period end treasury shares	11,691	11,691	11,730	11,738	11,741	12,176	12,176	12,169	12,165	12,698	12,696	12,873
Number of shares repurchased	—	—	—	—	—	—	—	—	—	—	5	1,767
Common dividends	$2,965	$741	$743	$741	$740	$2,020	$492	$556	$486	$486	$56,206	$58,765
Preferred dividends	$9,650	$2,413	$2,412	$2,412	$2,413	$9,650	$2,413	$2,412	$2,413	$2,412	$670	$—
Other Key Ratios/Data:
Return on average common equity (2)	-2.06%	-12.49%	0.00%	2.16%	2.38%	-4.84%	-19.84%	0.43%	0.04%	1.78%	6.46%	10.68%
Return on average assets (2)	-0.12%	-1.34%	0.13%	0.40%	0.43%	-0.32%	-1.92%	0.17%	0.13%	0.28%	0.60%	0.99%
Net interest margin (1)	4.13%	4.02%	4.05%	4.21%	4.28%	3.72%	4.04%	3.66%	3.53%	3.67%	3.61%	3.58%
Yield on average earning assets (1)	4.82%	4.60%	4.72%	4.94%	5.10%	4.96%	4.98%	4.88%	4.86%	5.12%	5.80%	6.82%
Cost of funds	0.89%	0.75%	0.84%	0.92%	1.05%	1.50%	1.17%	1.48%	1.61%	1.73%	2.56%	3.82%
Efficiency ratio (1)	58.84%	59.08%	59.91%	57.92%	58.41%	57.86%	58.48%	59.13%	61.45%	52.33%	53.49%	52.50%
Net noninterest expense ratio (2)	2.33%	2.51%	2.15%	2.31%	2.34%	1.76%	2.42%	1.64%	1.69%	1.34%	1.27%	1.09%
Effective income tax rate	74.67%	47.09%	286.37%	1.75%	4.21%	66.09%	43.05%	230.44%	171.78%	250.16%	-36.87%	14.74%
Full time equivalent employees - end of period	1,838	1,838	1,884	1,762	1,729	1,739	1,739	1,751	1,766	1,767	1,809	1,856
Number of bank offices	98	98	100	95	94	94	94	94	94	97	97	99
Number of automated teller machines	137	137	129	131	129	127	127	127	128	130	129	131

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010					2009					2008	2007
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	Dec. 31/YTD
Core Operating Earnings
Pre-tax earnings	$(38,228)	$(53,225)	$(1,387)	$7,948	$8,436	$(75,926)	$(65,833)	$(2,569)	$(3,710)	$(3,814)	$36,045	$94,012
Provision for credit losses	147,349	73,897	33,576	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254	7,233

Pre-tax, pre-provision earnings	109,121	20,672	32,189	29,474	26,786	139,746	27,167	35,431	32,552	44,596	106,299	101,245
Non-operating items:
Security gains (losses), net	12,216	1,662	6,376	1,121	3,057	2,110	(5,772)	(6,975)	6,635	8,222	(35,611)	(50,801)
Gains on FDIC-assisted transactions	4,303	—	—	4,303	—	13,071	13,071	—	—	—	—	—
Integration costs associated with FDIC-assisted transactions	(3,324)	(576)	(847)	(1,772)	(129)	—	—	—	—	—	—	—
Gains on early extinguishment of debt	—	—	—	—	—	15,258	1,267	13,991	—	—	—	—
BOLI write-downs	—	—	—	—	—	—	—	—	—	—	(10,360)	—
Losses realized on OREO	(40,480)	(15,412)	(8,265)	(8,924)	(7,879)	(18,554)	(14,051)	(1,801)	(2,387)	(315)	(1,566)	(185)
FDIC special deposit insurance assessment	—	—	—	—	—	(3,500)	—	—	(3,500)	—	—	—

Total non-operating items	(27,285)	(14,326)	(2,736)	(5,272)	(4,951)	8,385	(5,485)	5,215	748	7,907	(47,537)	(50,986)

Pre-tax, pre-provision core operating earnings	$136,406	$34,998	$34,925	$34,746	$31,737	$131,361	$32,652	$30,216	$31,804	$36,689	$153,836	$152,231

Parent Company Data:
Parent investment in subsidiaries - end of period	$1,173,342	$1,173,342	$1,216,074	$1,204,551	$1,188,859	$1,008,836	$1,008,836	$947,040	$915,129	$921,904	$921,548	$861,841
Risk-Based Capital Data:
Preferred stock	$190,882	$190,882	$190,716	$190,553	$190,392	$190,233	$190,233	$190,076	$189,921	$189,768	$189,617	$—
Common stock	858	858	858	858	858	670	670	670	613	613	613	613
Accumulated paid in capital	437,550	437,550	436,774	435,605	434,704	252,322	252,322	251,423	193,623	211,325	210,698	207,851
Retained earnings	787,678	787,678	819,157	819,890	815,395	810,626	810,626	851,178	850,950	851,339	837,390	844,972
Treasury stock	(277,184)	(277,184)	(278,243)	(278,591)	(278,703)	(293,664)	(293,664)	(293,551)	(293,572)	(311,963)	(311,997)	(317,734)
Trust preferred securities	84,730	84,730	84,730	84,730	84,730	84,730	84,730	84,730	125,000	125,000	125,000	125,000
Minority interest	—	—	1	1	3	5	5	111	111	111	111	111
Unrealized loss on equity securities	—	—	—	—	—	—	—	—	(46)	(238)	(126)	(25)
Intangible assets	(291,383)	(291,383)	(292,523)	(281,255)	(280,477)	(281,479)	(281,479)	(281,614)	(282,592)	(283,570)	(284,548)	(288,235)
Disallowed deferred tax assets	(40,619)	(40,619)	(13,662)	(1,761)	—	—	—	—	—	—	—	—

Tier 1 capital	892,512	892,512	947,808	970,030	966,902	763,443	763,443	803,023	784,008	782,385	766,758	572,553
Tier 2 capital	130,380	130,380	131,593	130,863	131,114	131,836	131,836	149,073	179,709	182,844	182,675	161,708

Total capital	$1,022,892	$1,022,892	$1,079,401	$1,100,893	$1,098,016	$895,279	$895,279	$952,096	$963,717	$965,229	$949,433	$734,261

Risk-adjusted assets	$6,322,613	$6,322,613	$6,418,449	$6,354,404	$6,372,521	$6,424,597	$6,424,597	$6,234,283	$6,335,010	$6,600,684	$6,609,359	$6,340,614
Tangible common equity	627,662	627,662	674,536	681,257	670,291	467,042	467,042	508,965	416,461	427,042	431,401	435,740
Tangible common equity excluding OCI	655,401	655,401	683,739	694,060	689,169	485,708	485,708	525,182	465,943	464,512	449,443	447,467
Adjusted average assets	8,037,907	8,037,907	7,904,648	7,641,829	7,404,963	7,496,478	7,496,478	7,636,913	7,945,014	8,151,469	8,146,655	7,671,104
Total capital / risk-based assets	16.18%	16.18%	16.82%	17.32%	17.23%	13.94%	13.94%	15.27%	15.21%	14.62%	14.36%	11.58%
Tier 1 capital / risk-based assets	14.12%	14.12%	14.77%	15.27%	15.17%	11.88%	11.88%	12.88%	12.38%	11.85%	11.60%	9.03%
Leverage ratio	11.10%	11.10%	11.99%	12.69%	13.06%	10.18%	10.18%	10.52%	9.87%	9.60%	9.41%	7.46%
Tier 1 common capital / risk-based assets	9.72%	9.72%	10.44%	10.89%	10.81%	7.56%	7.56%	8.43%	7.36%	7.04%	6.79%	7.06%
Tangible common equity ratio	7.99%	7.99%	8.34%	9.05%	9.17%	6.29%	6.29%	6.88%	5.56%	5.36%	5.23%	5.58%
Tangible common equity ratio, excluding OCI	8.34%	8.34%	8.46%	9.22%	9.42%	6.54%	6.54%	7.10%	6.23%	5.83%	5.45%	5.73%
Tangible common equity / risk-based assets	9.93%	9.93%	10.51%	10.72%	10.52%	7.27%	7.27%	8.16%	6.57%	6.47%	6.53%	6.87%

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010					2009					2008	2007
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	Dec. 31/YTD
Asset Quality Performance Data:
Non-accrual loans:
Commercial	$50,088	$50,088	$40,955	$39,942	$38,095	$28,193	$28,193	$45,134	$41,542	$33,245	$15,586	$9,128
Agricultural	2,497	2,497	3,495	1,139	2,532	2,673	2,673	2,384	452	12	12	362
Real estate - office, retail, and industrial	19,573	19,573	21,721	17,170	18,204	21,396	21,396	15,738	13,058	12,769	2,533	552
Real estate - residential construction	52,122	52,122	61,050	71,148	93,412	112,798	112,798	138,593	143,231	107,766	97,060	107
Real estate - commercial construction	—	—	—	—	—	—	—	—	—	—	—	—
Real estate - commerical land	28,685	28,685	21,471	20,457	20,023	20,864	20,864	2,908	3,833	8,996	2,092	38
Real estate - multifamily	6,203	6,203	6,813	7,904	8,349	12,486	12,486	15,910	10,632	6,989	1,387	3,480
Real estate - other commercial	40,605	40,605	44,516	21,950	21,806	32,357	32,357	22,910	17,429	7,017	4,822	1,401
Real estate - 1-4 family	3,902	3,902	3,310	5,706	5,826	5,819	5,819	4,975	1,034	1,756	857	583
Consumer	8,107	8,107	8,035	8,273	7,826	7,629	7,629	8,253	6,042	4,991	3,419	2,796

Total non-accrual loans	211,782	211,782	211,366	193,689	216,073	244,215	244,215	256,805	237,253	183,541	127,768	18,447
Loans past due 90 days and still accruing	4,244	4,244	9,136	6,280	7,995	4,079	4,079	5,960	26,071	73,929	36,999	21,149

Total non-performing loans	216,026	216,026	220,502	199,969	224,068	248,294	248,294	262,765	263,324	257,470	164,767	39,596
Restructured, accruing loans	22,371	22,371	11,002	9,030	5,168	30,553	30,553	26,718	18,877	1,063	7,344	7,391
Other real estate owned	31,069	31,069	52,044	57,023	62,565	57,137	57,137	57,945	50,640	38,984	24,368	6,053

Total non-performing assets	269,466	269,466	283,548	266,022	291,801	335,984	335,984	347,428	332,841	297,517	196,479	53,040
Loans past due 30-89 days and still accruing	23,646	23,646	41,590	32,012	28,018	37,912	37,912	44,346	38,128	54,311	116,206	100,820
Allowance for credit losses:
Allowance for loan losses	$142,572	$142,572	$144,569	$145,027	$144,824	$144,808	$144,808	$134,269	$127,528	$116,001	$93,869	$61,800
Reserve for unfunded commitments	2,500	2,500	450	450	—	—	—	—	—	—	—	—

Total allowance for credit losses	145,072	145,072	145,019	145,477	144,824	144,808	144,808	134,269	127,528	116,001	93,869	61,800
Loan loss provision	147,349	73,897	33,576	21,526	18,350	215,672	93,000	38,000	36,262	48,410	70,254	7,233
Net charge-offs by category:
Commercial	30,602	10,198	13,262	2,679	4,463	55,004	23,320	12,585	7,006	12,093	13,026	4,925
Agricultural	1,301	125	489	546	141	180	180	—	—	—	38	10
Real estate - office, retail, and industrial	9,710	2,888	2,825	2,353	1,644	7,856	3,265	3,496	217	878	732	—
Real estate - residential construction	54,841	35,935	4,460	9,994	4,452	62,642	38,315	5,181	8,427	10,719	15,780	231
Real estate - commercial construction	—	—	—	—	—	—	—	—	—	—	—	—
Real estate - commerical land	8,356	7,743	228	115	270	3,220	2,714	(228)	734	—	—	—
Real estate - multifamily	2,425	1,206	222	485	512	3,483	2,325	29	1,086	43	1,796	490
Real estate - other commercial	28,375	12,202	10,217	1,507	4,449	18,297	9,137	6,628	2,463	69	1,248	(34)
Real estate - 1-4 family	982	238	363	261	120	930	168	216	326	220	576	145
Consumer	8,918	2,374	1,979	2,282	2,283	13,121	3,037	3,352	4,476	2,256	4,989	2,036

Net charge-offs, excluding covered assets	145,510	72,909	34,045	20,222	18,334	164,733	82,461	31,259	24,735	26,278	38,185	7,803
Charge-offs on covered assets	1,575	935	(11)	651	—	—	—	—	—	—	—	—

Total net charge-offs	147,085	73,844	34,034	20,873	18,334	164,733	82,461	31,259	24,735	26,278	38,185	7,803
Asset Quality ratios:
Non-accrual loans / loans	4.15%	4.15%	4.09%	3.72%	4.16%	4.69%	4.69%	4.84%	4.44%	3.41%	2.38%	0.37%
Non-performing loans / loans	4.24%	4.24%	4.27%	3.84%	4.31%	4.77%	4.77%	4.95%	4.93%	4.78%	3.07%	0.80%
Non-performing assets / loans plus OREO	5.25%	5.25%	5.44%	5.05%	5.55%	6.39%	6.39%	6.48%	6.17%	5.48%	3.65%	1.07%
Non-performing assets / tangible common equity plus allowance for credti losses	34.87%	34.87%	34.60%	32.18%	35.80%	54.91%	54.91%	54.01%	61.19%	54.79%	37.41%	10.66%
Non-accrual loans / total assets	2.60%	2.60%	2.52%	2.48%	2.85%	3.17%	3.17%	3.34%	3.05%	2.22%	1.50%	0.23%
Loan loss ratios:
Allowance for credit losses / loans	2.84%	2.84%	2.81%	2.79%	2.79%	2.78%	2.78%	2.53%	2.39%	2.15%	1.75%	1.25%
Allowance for credit losses / non-accrual loans	68.50%	68.50%	68.61%	75.11%	67.03%	59.30%	59.30%	52.28%	53.75%	63.20%	73.47%	335.01%
Allowance for credit losses / non-performing loans	67.15%	67.15%	65.77%	72.75%	64.63%	58.32%	58.32%	51.10%	48.43%	45.05%	56.97%	156.08%
Net charge-offs to average net loans	2.80%	5.61%	2.59%	1.56%	1.43%	3.08%	6.17%	2.32%	1.85%	1.98%	0.74%	0.16%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.